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                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
                     Supplement dated November 18, 1996 to
                       Prospectus dated February 29, 1996

    The following information supplements ``How the Fund Invests--Investment Objective and Policies''.
    On October 30, 1996, shareholders voted to approve the changes to the
Fund's fundamental restrictions and policies summarized below:
Investments in Securities of Other Investment Companies
    The Fund's investment restriction regarding the purchase of shares of investment companies is modified to permit the Fund to invest up to 10% of its total assets in shares of other investment companies. To the extent that the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.
Borrowing
    The Fund may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. However, the Fund will not purchase portfolio securities when borrowings exceed 5% of the value of the Fund's total assets.
Futures Contracts and Options Thereon
    The Fund's investment restrictions have been modified to expand the Fund's use of futures contracts to permit the Fund to engage in transactions in futures contracts for return enhancement and risk management purposes as well as for hedging purposes.
Future Contracts
    The Fund may enter into futures contracts for the purchase or sale of debt securities and financial indices (collectively, interest rate futures contracts) in accordance with the Fund's investment objective. A ``purchase'' of a futures contract (or a ``long'' futures position) means the assumption of a contractual obligation to acquire a specified quantity of the securities underlying the contract at a specified price at a specified future date. A ``sale'' of a futures contract (or a ``short'' futures position) means the assumption of a contractual obligation to deliver a specified quantity of the securities underlying the contract at a specified price at a specified future date. At the time a futures contract is purchased or sold, the Fund is required to deposit cash or securities with a futures commission merchant or in a segregated custodial account representing between approximately 1-1/2% to 5% of the contract amount, called ``initial margin.'' Thereafter, the futures contract will be valued daily and the payment in cash of ``maintenance'' or ``variation margin'' may be required, resulting in the Fund paying or receiving cash that reflects any decline or increase in the contract's value, a process known as ``mark-to-the-market''.
    Some futures contracts by their terms may call for the actual delivery or acquisition of the underlying assets and other futures contracts must be ``cash settled''. In most cases the contractual obligation is extinguished before the expiration of the contract by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery or acquisition in the same month. The purchase (or sale) of an offsetting futures contract is referred to as a ``closing transaction''.
Limitations on the Purchase and Sale of Futures Contracts and Related Options
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    CFTC Limits. In accordance with Commodity Futures Trading Commission (CFTC)
regulations, the Fund is not permitted to purchase or sell interest rate futures contracts or options thereon for return enhancement or risk management purposes if immediately thereafter the sum of the amounts of initial margin deposits on a Fund's existing futures and premiums paid for options on futures exceed 5% of the liquidation value of such Fund's total assets (the ``5% CFTC limit''). This restriction does not apply to the purchase and sale of interest rate futures contracts and options thereon for bona fide hedging purposes.
    Segregation Requirements. To the extent the Fund enters into futures contracts, it is required by the SEC to maintain a segregated asset account with its custodian sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or liquid securities from their portfolios in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts. Offsetting the contract by another identical contract eliminates the segregation requirement.
    With respect to options on futures, there are no segregation requirements for options that are purchased and owned by the Fund. However, written options, since they involve potential obligations of the Fund, may require segregation of Fund assets if the options are not ``covered'' as described below under ``Options on Futures Contracts.'' If the Fund writes a call option that is not ``covered'', it must segregate and maintain with the custodian for the term of the option cash or liquid securities equal to the fluctuating value of the optioned futures. If a Fund writes a put option that is not ``covered'', the segregated amount would have to be at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its custodian with respect to such option).
Use of Interest Rate Futures Contracts
    Interest rate futures contracts will be used for bona fide hedging, risk management and return enhancement purposes.
    Position Hedging. The Fund might sell interest rate futures contracts to protect the Fund against a rise in interest rates which would be expected to decrease the value of debt securities which the Fund holds. This would be considered a bona fide hedge and, therefore, is not subject to the 5% CFTC limit. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have closely correlated or are expected to closely correlate to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a hedging technique would allow the Fund to maintain a defensive position without having to sell portfolio securities. If in fact interest rates decline rather than rise, the value of the futures contract will fall but the value of the bonds should rise and should offset all or part of the loss. If futures contracts are used to hedge 100% of the bond position and correlate precisely with the bond positions, there should be no loss or gain with a rise (or fall) in interest rates. However, if only 50% of the bond position is hedged with futures, then the value of the remaining 50% of the bond position would be subject to change because of interest rate fluctuations. Whether the bond positions and futures contracts correlate is a significant risk factor.
    Anticipatory Position Hedging. Similarly, when it is expected that interest rates may decline and the Fund intends to acquire debt securities, the Fund might purchase interest rate futures contracts. The purchase of
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futures contracts for this purpose would constitute an anticipatory hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund subsequently acquires and would normally qualify as a bona fide hedge not subject to the 5% CFTC limit. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that would be purchased, the Fund could take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund could make the intended purchases of the debt securities in the cash market and concurrently liquidate the futures positions.
    Risk Management and Return Enhancement. The Fund might sell interest rate futures contracts covering bonds. This has the same effect as selling bonds in the portfolio and holding cash and reduces the duration of the portfolio. (Duration measures the price sensitivity of the portfolio to interest rates. The longer the duration, the greater the impact of interest rate changes on the portfolio's price.) This should lessen the risks associated with a rise in interest rates. In some circumstances, this may serve as a hedge against a loss of principal, but is usually referred to as an aspect of risk management.
    The Fund might buy interest rate futures contracts covering bonds with a longer maturity than its portfolio average. This would tend to increase the duration and should increase the gain in the overall portfolio if interest rates fall. This is often referred to as risk management rather than hedging but, if it works as intended, has the effect of increasing principal value. If it does not work as intended because interest rates rise instead of fall, the loss will be greater than would otherwise have been the case. Futures contracts used for these purposes are not considered bona fide hedges and, therefore, are subject to the 5% CFTC limit.
Options on Futures Contracts
    The Fund may enter into options on futures contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (i.e., sell) ``covered'' put and call options on futures contracts that are traded on commodity and futures exchanges.
    If the Fund purchased an option on a futures contract, it has the right but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.
    Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. A writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer's margin account, the option is ``out of the money'' and will not be exercised. The Fund, as the writer, has income in the amount it was paid for the option. If there is a margin balance, the Fund will have a loss in the amount of the balance less the premium it was paid for writing the option.
    When the Fund writes a put or call option on futures contracts, the option must either be ``covered'' or, to the extent not ``covered'', will be subject to segregation requirements. The Fund will be considered ``covered'' with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the ``covered'' option. A Fund will be considered ``covered'' with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the ``covered'' option.

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    To the extent the Fund is not ``covered'' as described above with respect to written options, it will segregate and maintain with its custodian for the term of the option cash or liquid securities as described above under ``Segregation Requirements''.
Use of Options on Futures Contracts
    Options on interest rate futures contracts would be used for bona fide hedging, risk management and return enhancement purposes.
    Position Hedging. The Fund may purchase put options on interest rate or currency futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates.
    Anticipatory Hedging. The Fund may also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund might intend to acquire as a result of declining interest rates.
    Writing a put option on a futures contract may serve as a partial anticipatory hedge against an increase in the value of debt securities the Fund might intend to acquire. If the futures price at expiration of the option is above the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intended to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund would incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund might intend to acquire.
    Whether options on interest rate futures contracts are subject to or exempt from the 5% CFTC limit depends on whether the purpose of the options constitutes a bona fide hedge.
    Risk Management and Return Enhancement. Writing a put option that does not relate to securities the Fund intends to acquire would be a return enhancement strategy which would result in a loss if interest rates rise.
    Similarly, writing a covered call option on a futures contract is also a return enhancement strategy. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund would retain the full amount of the option premium increasing the income of the Fund. If the futures price when the option is exercised is above the exercise price, however, the Fund would sell the underlying securities which was the ``cover'' for the contract and incur a gain or loss depending on the cost basis for the underlying asset.
    Writing a covered call option as in any return enhancement strategy can also be considered a partial hedge against a decrease in the value of a Fund's portfolio securities. The amount of the premium received acts as a partial hedge against any decline that may have occurred in the Fund's debt securities.
Risks Relating to Transactions in Futures Contracts and Options Thereon
    The Fund's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these markets. Although the Fund generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

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    Risks inherent in the use of these strategies include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and markets; (2) imperfect correlation between the price of futures contracts and options thereon and movement in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to sell a portfolio security at a time that otherwise would be favorable for it to do so. In the event it did sell the security and eliminated its ``cover,'' it would have to replace its ``cover'' with an appropriate futures contract or option or segregate securities with the required value, as described under ``Segregation Requirements''.
    Although futures prices themselves have the potential to be extremely volatile, in the case of any strategy involving interest rate futures contracts and options thereon when the Subadviser's expectations are not met, assuming proper adherence to the segregation requirement, the volatility of the Fund as a whole should be no greater than if the same strategy had been pursued in the cash market.
    Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.
    Pursuant to the requirements of the Commodity Exchange Act, as amended (the Commodity Exchange Act), all futures contracts and options thereon must be traded on an exchange. Since a clearing corporation effectively acts as the counterparty on every futures contract and option thereon, the counter party risk depends on the strength of the clearing or settlement corporation associated with the exchange. Additionally, although the exchanges provide a means of closing out a position previously established, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In the case of options on futures, if such a market does not exist, the Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit, and if the Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.
    There can be no assurance that the Fund's use of futures contracts and related options will be successful and the Fund may incur losses in connection with its purchase and sale of future contracts and related options.
    The following information supplements ``How the Fund Invests--Other Investments and Policies.''
When-Issued and Delayed Delivery Securities
    The Fund may purchase municipal obligations on a ``when-issued'' or ``delayed basis'', in each case without limit. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for such securities take place at a later date. During the period between purchase and settlement, no interest accrues to the purchaser. In the case of purchases by the Fund, the price that the Fund is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Fund intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Fund makes the commitment to purchase a municipal obligation on a when-issued basis, it will record the transaction and reflect the value of the obligation, each day, in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Fund. If the seller defaults in the sale, the Fund could fail to realize the appreciation, if any, that had occurred. The Fund will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government Securities, equity securities or other liquid unencumbered assets, marked-to-marked daily equal in value to its commitments for when-issued or delayed delivery securities.
MF104A-1 (11/18/96)